THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C

Multi-Fund® 5 Retirement Annuity

Supplement dated August 22, 2014 to the Prospectus dated May 1, 2014

This supplement outlines a change to the prospectus for your variable annuity contract. It is for informational purposes and requires no action on your part.

The following information is provided to you on behalf of the fund companies and outlines several changes to the underlying investment options in your contract.

Delaware VIP® Trust – The Delaware VIP Smid-Cap Growth Series and the Delaware VIP U.S. Growth Series are now sub-advised by Jackson Square Partners, LLC.

DWS Variable Series II – Effective August 11, 2014, the name of the DWS Variable Series II was changed to Deutsche Variable Series II. The name of the DWS Alternative Asset Allocation VIP Portfolio was changed to Deutsche Alternative Asset Allocation VIP Portfolio. Please note that these name changes will not be reflected on your quarterly statements or confirmations until a later time.

DWS Investments VIT Funds – Effective August 11, 2014, the name of the DWS Investments VIT Funds was changed to Deutsche Investments VIT Funds. The name of the DWS Small Cap Index VIP Portfolio was changed to Deutsche Small Cap Index VIP Portfolio. Please note that these name changes will not be reflected on your quarterly statements or confirmations until a later time.

LVIP Dimensional/Vanguard Total Bond Fund – This fund is a fund of funds.

All other provisions of your prospectus not discussed in the supplement remain unchanged. Please keep this supplement with your prospectus for future reference.